Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26F

SIXTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281) (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided the Front Counter application (“Front Counter”) for Customer’s use, pursuant to the Agreement; and

WHEREAS, CSG and Customer agree that payment terms and support services for Front Counter are variously identified and more particularly described in the Agreement, as “Front Counter Receipt Printing Application” and “Front Counter Enhancement,” respectively, described in Schedule F, “Fees,” "CSG Services," Section X, "Custom Implementation Services," subsections B. and C. of the Agreement; and

WHEREAS, Customer has requested and CSG has agreed to provide modifications to Front Counter and related support services such that the functionality of Front Counter will include cash drawer functionality, card reader and check scanner capabilities.

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date (as defined below).

1.     The parties agree to amend the Front Counter Application monthly support fees and payment terms.

2.     As a result, Schedule F, “Fees,” "CSG Services," Section X, "Custom Implementation Services," subsections B. and C. of the Agreement shall be deleted in their entirety and replaced with the following:

1.  CSG SERVICES

X. Custom Implementation Services

B.	Front Counter Application

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation, Set-up, Configuration, and Testing (Note 1)	********	*****
2.******* Support Fees (Note 2) (Note 4) (Note 5)	*******	$********
3.Front Counter VDI Enhancement
a.VDI Enhancement Implementation Fee	********	*****
b.Front Counter VDI Enhancement (Note 3) (Note 4) (Note 5)	*******	$********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Note 1: Implementation, Set-up, Configuration and Testing services and the associated fees shall be mutually agreed upon in a Statement of Work.  Reimbursable Expenses are additional.

Note 2: ******* Support Fees include *********** (**) ***** of support ******* for receipt printing core functionality, cash drawer, credit card reader and check scanner.

Note 3: CSG shall provide **** (*) ***** of support ******* for the Front Counter VDI Enhancement.

Note 4: For purposes of clarification, **** (*) ***** of ******* support for VDI Enhancement is in addition to the *********** (**) ***** of ******* support provided by CSG to Customer for the initial Front Counter Application as provided in Section 2 of the table above (collectively, the monthly support ***** referenced in this Note 4 are the “Support *****”).  For example, the resulting maximum combined total ******* Support ***** for the Front Counter Application will be *********** (**) *****.

Note 5: The Support ***** are not cumulative on a ***** to ***** basis.  Support ***** not used in any ***** will not be carried over to any succeeding *****. Support ***** requested by Customer in any *** (*) ***** that will result in the need for ***** in excess of the Support ***** will require CSG and Customer to execute a separate Statement of Work or letter of authorization describing support services in such ***** and the related fees at Customer's then-current technical services fees rate.  Support ***** may be terminated by Customer upon ***** (**) ***** prior written notice (email is sufficient) to CSG, with no right of refund of any fees paid.

C.	Reserved

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: SVP - Billing Strategy and Operations	Title: SVP, Secretary & General Counsel
Name: Mike Ciszek	Name: Gregory L. Cannon
Date: 10/9/17	Date: 10/16/17